UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21769
Highland Special Situations Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: September 30, 2009
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
INVESTMENT PORTFOLIO

As of September 30, 2009 (unaudited)	Highland Special Situations Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 63.9%

Aerospace - 4.6%
1,000,000	Delta Air Lines, Inc. Term Loan, 09/27/13 (b)	999,375
1,474,747	US Airways Group, Inc. Term Loan, 2.75%, 03/21/14	975,177

		1,974,552

Broadcasting - 3.0%
1,500,000	Univision Communications, Inc. Initial Term Loan, 2.53%, 09/29/14	1,273,470

Cable/Wireless Video - 4.4%
1,989,873	Charter Communications Operating, LLC New Term Loan, 6.25%, 03/06/14	1,881,047

Chemicals - 1.9%
909,600	Tronox Worldwide, LLC Revolver, 5.93%, 11/28/10 (c)	809,544

Diversified Media - 2.7%
352,380	Metro-Goldwyn-Mayer, Inc. Tranche B Term Loan, 20.50%, 04/09/12	202,228
1,637,397	Tranche B-1 Term Loan, 20.50%, 04/09/12	939,686

		1,141,914

Energy - 4.0%
1,977,942	Venoco, Inc. Second Lien Term Loan, 4.25%, 05/07/14	1,692,792

Financial - 4.3%
833,350	Digicel International Finance, Ltd. Tranche A Term Loan, 2.81%, 03/30/12	806,266
1,000,000	Nuveen Investments, Inc. Second Lien Term Loan, 12.50%, 07/31/15	1,003,330

		1,809,596

Food/Tobacco - Food/Tobacco Producers - 2.9%
1,000,000	DSW Holdings, Inc. Term Loan, 03/02/12 (b)	860,000
360,000	Pierre Foods, Inc. Term Loan, 09/30/14 (b)	363,600

		1,223,600

Forest Products/Containers - 3.5%
1,500,000	Boise Paper Holdings, LLC Second Lien Term Loan, 9.25%, 02/23/15	1,496,250

Gaming/Leisure - 3.0%
111,771	Las Vegas Sands, LLC Delayed Draw I Term Loan, 05/23/14 (b)	94,012
553,197	Tranche B Term Loan, 05/23/14 (b)	465,300
125,690	VML US Finance, LLC Delayed Draw Project Term B Loan, 5.79%, 05/25/12	120,427
644,803	Funded Project Term B Loan, 5.79%, 05/27/13	617,802

		1,297,541

Healthcare - 3.7%
1,944,304	LifeCare Holdings Term Loan, 4.74%, 08/10/12	1,560,304

Information Technology - 2.1%
1,000,000	Kronos, Inc. Second Lien Term Loan, 6.03%, 06/11/15	875,830

Metals/Minerals - 3.4%
1,496,088	Murray Energy Corp. Second Lien Term Loan, 8.75%, 01/28/11	1,462,426

Retail - 6.8%
1,944,134	Blockbuster, Inc. Tranche B Term Loan, 4.57%, 08/20/11	1,931,176
1,000,000	Revlon Consumer Products Corp. Term Loan, 4.34%, 01/15/12	970,835

		2,902,011

Service - 6.9%
4,084,605	Thermo Fluids (Northwest), Inc. Tranche B Term Loan, 5.36%, 06/27/13	2,956,233

Transportation - Automotive - 1.6%
795,575	Motor Coach Industries International, Inc. Second Lien Tranche A, 11.75%, 06/30/12	415,768
490,157	Second Lien Tranche B, 11.75%, 06/30/12	256,156
286,712	Penda Corp. New Term Loan, 05/03/10 (d) (g)	—

		671,924

Transportation - Land Transportation - 0.3%
971,870	Gainey Corp. Term Loan, 04/20/12 PIK (g)	136,062

See accompanying Notes to Investment Portfolio. | 1

INVESTMENT PORTFOLIO (continued)

As of September 30, 2009 (unaudited)	Highland Special Situations Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

Utility - 4.8%
2,824,123	Entegra TC LLC Third Lien Term Loan, 6.28%, 10/19/15 PIK	1,247,316
992,392	Texas Competitive Electric Holdings Co., LLC Initial Tranche B-2 Term Loan, 3.75%, 10/10/14	792,787

		2,040,103

	Total US Senior Loans (Cost $29,593,858)	27,205,199

Asset-Backed Securities (e) (f) - 1.8%
1,000,000	Cent CDO, Ltd. Series 2007-15A, Class C, 2.90%, 03/11/21	234,300
1,013,186	Gulf Stream Sextant CLO, Ltd. Series 2007-1A, Class D, 3.01%, 06/17/21 PIK (g)	263,428
995,675	Stanfield McLaren CLO, Ltd. Series 2007-1A, Class B2L, 4.88%, 02/27/21	273,811

	Total Asset-Backed Securities (Cost $2,179,289)	771,539

Corporate Notes and Bonds - 10.6%

Broadcasting - 2.4%
1,000,000	Dish DBS Corp. 7.88%, 09/01/19 (e)	1,015,000
1,000,000	Young Broadcasting, Inc. 03/01/11 (g) (h)	1,250

		1,016,250

Healthcare - 8.2%
1,176,911	Celtic Pharma Phinco B.V. 17.00%, 06/15/12 PIK (e)	764,992
541,040	Cinacalcet Royalty Sub LLC 8.00%, 03/30/17 (e)	568,092
1,105,894	Molecular Insight Pharmaceuticals, Inc. 9.17%, 11/01/12 PIK (e) (f)	884,715
1,500,000	TCD PhaRMA 16.00%, 04/15/24 (e)	1,290,000

		3,507,799

	Total Corporate Notes and Bonds (Cost $6,282,873)	4,524,049

Claims (i) - 0.0%

Utility - 0.0%
2,400,000	Mirant Corp.	—

	Total Claims (Cost $0)	—

Shares		Value ($)
Common Stocks - 20.0%

Healthcare - 5.0%
1,000,000	Genesys Ventures IA, LP (d) (i)	1,290,000
16,748	Teva Pharmaceutical Industries Ltd., SP ADR (h)	846,779

		2,136,779

Housing - 6.2%
70,329	Trussway Industries, Inc. (d) (i) (j)	2,626,788

Retail - 0.0%
12,265,769	Home Interiors & Gifts, Inc. (d) (i)	—

Service - 8.5%
660,008	Safety-Kleen Systems, Inc. (i)	3,630,042

Wireless Communications - 0.3%
138,632	ICO Global Communications Holdings, Ltd. (i)	119,224

	Total Common Stocks (Cost $12,591,235)	8,512,833

Units
Warrants (i) - 0.1%

Cable/Wireless Video - 0.0%
1,250	Grande Communications Holdings, Inc., expires 04/01/11 (d)	—

Wireless Communications - 0.1%
220,000	Clearwire Corp., expires 08/15/10	18,700

	Total Warrants (Cost $374,013)	18,700

Total Investments - 96.4%		41,032,320

(Cost of $51,021,268) (k)

Preferred Shares at Liquidation Value - (0.9)%		(411,000)

Other Assets & Liabilities, Net - 4.5%		1,926,611

Net Assets applicable to Common Shareholders - 100.0%		42,547,931

2 | See accompanying Notes to Investment Portfolio.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2009 (unaudited)	Highland Special Situations Fund

Shares	Value ($)
The amount of $512,255 in cash was segregated with the brokers and/or custodian to cover investments sold short outstanding as of September 30, 2009 and is included in “Other Assets & Liabilities, Net”:

Short Sales - 0.7%

Retail - (0.7)%
18,222	Ethan Allen Interiors, Inc. 0.02%,	300,663

	Total Investments sold short (Proceeds $262,470)	300,663

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2009. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(c)	Senior loan assets have additional unfunded loan commitments. As of September 30, 2009, the Fund had unfunded loan commitments which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

Unfunded
Loan
Borrower	Commitment
Tronox Worldwide, LLC	$626,127
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $3,916,788, or 9.2% of net assets, were fair valued as of September 30, 2009.

(e)	Security exempt from registration pursuant to Rule 144A under the 1933 Act. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2009, these securities amounted to $5,294,338 or 12.4% of net assets.

(f)	Variable rate asset. The interest rate shown reflects the rate in effect at September 30, 2009.

(g)	The issuer is in default of its payment obligation. Income is not being accrued.

(h)	Securities (or a portion of securities) on loan as of September 30, 2009. The market value of securities loaned by the Fund was $792,332. The loaned securities were secured with cash collateral of $838,694.

(i)	Non-income producing security.

(j)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies at September 30, 2009:

		Principal
		Amount
	Shares at	at	Market Value
	September 30,	September 30,	December 31,	September 30,
	2009	2009	2008	2009
Trussway Industries, Inc. (Common Stock)	70,329	$—	$6,259,281	$2,626,788
(k)	Cost for U.S. Federal income tax purposes is $51,021,268.

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

PIK	Payment-in-Kind

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Investment Portfolio. | 3

NOTES TO INVESTMENT PORTFOLIO (unaudited)

September 30, 2009	Highland Special Situations Fund
Valuation of Investments
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and is approved by the Fund’s Board.
Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

•	Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

•	Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
4 |

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

September 30, 2009	Highland Special Situations Fund
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as September 30, 2009 is as follows:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
Investment in Securities	2009	Price	Input	Input
Common Stocks
Healthcare	$2,136,779	$846,779	$—	$1,290,000
Housing	2,626,788	—	—	2,626,788
Service	3,630,042	—	—	3,630,042
Wireless Communications	119,224	119,224	—	—
Warrants	18,700	—	—	18,700
Debt	—	—	—	—
Senior Loans	27,205,199	—	22,080,793	5,124,406
Asset-Backed Securities	771,539	—	—	771,539
Corporate Debt	4,524,049	—	1,016,250	3,507,799

Total	$41,032,320	$966,003	$23,097,043	$16,969,274

The Fund did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2009.
The tables below set forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended September 30, 2009.

			Net
			amortization/
Assets at Fair Value	Balance as of	Transfers	(accretion) of		Net	Net	Balance as of
using unobservable	December 31,	in/(out)	premium/	Net realized	unrealized	purchase/	September 30
inputs (Level 3)	2008	of Level 3	(discount)	gains/(losses)	gains/(losses)	(sales)	2009
Common Stocks
Healthcare	$1,451,000	$—	$—	$—	$(161,000)	$—	$1,290,000
Housing	1,887,630		—	—	739,158	—	2,626,788
Service	1,650,019	—	—	—	1,980,023	—	3,630,042
Warrants	563	—	—	—	18,137	—	18,700
Debt
Senior Loans	9,161,472	(945,606)	374,239	(2,415,492)	5,870,303	(6,920,510)	5,124,406
Asset - Backed Securities	331,750	—	—	1,628	429,300	8,861	771,539
Corporate Debt	6,130,038	(1,250)	31,612	(2,876,725)	3,083,640	(2,859,516)	3,507,799
Claims	24,000	—	—	—	(24,000)	—	—

Total	$20,636,472	$(946,856)	$405,851	$(5,290,589)	$11,935,561	$(9,771,165)	$16,969,274

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at September 30, 2009 and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the nine months ended September 30, 2009, approximately $946,856 of the Fund’s portfolio investments were transferred to/from Level 3 to/from Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated.
For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the Securities and Exchange Commission.
| 5

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Highland Special Situations Fund

By (Signature and Title)*	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 11/18/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 11/18/09

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Treasurer and Secretary
(principal financial officer)
Date 11/18/09

*	Print the name and title of each signing officer under his or her signature.